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                                                                    EXHIBIT 10.7


                          COLLATERAL SECURITY AGREEMENT


         THIS COLLATERAL SECURITY AGREEMENT, dated as of June 29, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), is made by WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), and each of the Subsidiaries of the Borrower listed on the signature pages hereto (the "Borrower Subsidiaries" and, together with the Borrower, the "Grantors"), in favor of BANKERS TRUST COMPANY, in its capacity as administrative agent (in such capacity, and together with any successors in such capacity, the "Administrative Agent") for the lending institutions (the "Lenders") from time to time party to the Credit Agreement (as hereinafter defined).

                                  WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent have contemporaneously with the execution and delivery of this Agreement entered into that certain Credit Agreement dated as of June 29, 2001 (as amended, amended and restated, supplemented or otherwise modified hereafter from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make to or for the account of the Borrower a Loan (as defined in the Credit Agreement);

         WHEREAS, the Administrative Agent and the Lenders have required, as a condition, among others, to the making of the Loan, that the Grantors execute and deliver this Agreement to the Administrative Agent; and

         WHEREAS, this Agreement is given by the Grantors in favor of the Administrative Agent for its benefit and for the benefit of the Lenders (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Debt.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    SECTION 1

                                   DEFINITIONS

         SECTION 1.1           Definitions.

         (a) As used in this Agreement, including the introductory provisions hereof, the following terms shall have the following meanings:

                  "Additional Collateral Documents" means all stock pledge agreements, security agreements, mortgages (including leasehold mortgages), guaranties, Uniform Commercial


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         Code financing statements, in lieu financing statements under Revised
         Article 9 of the Uniform Commercial Code, continuation statements (or similar statements or instruments of registration under the law of any jurisdiction) and other documents executed and/or delivered by any Grantor after the date hereof, pursuant to Section 2.2 or 2.3(a) of this Agreement in favor of the Administrative Agent, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their respective terms and with the terms hereof.

                  "Additional Grantor Collateral" has the meaning given to such term in Section 2.2 of this Agreement.

                  "Additional Grantors" has the meaning given to such term in
         Section 2.2 of this Agreement.

                  "Administrative Agent" has the meaning given to such term in the introduction to this Agreement.

                  "Administrative Agent's Fees" means all fees, costs, expenses and other claims of the Administrative Agent of the types described in Sections 8.2, 8.3, 8.4 and 8.5 of this Agreement.

                  "Agreement" has the meaning given to such term in the introduction hereto.

                  "Authorized Officer" means the President or any Vice President of a Grantor or any of its Subsidiaries.

                  "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. et seq., as the same may be amended from time to time, and any successor statute thereto.

                  "Borrower" has the meaning given to such term in the introduction to this Agreement.

                  "Borrower Subsidiaries" has the meaning given to such term in the introduction to this Agreement.

                  "Business Day" means a day which is not a Saturday, Sunday or any other day on which the Administrative Agent is not open for business.

                  "Collateral" means all property in which the Administrative Agent has, or purportedly has, an interest (including, without limitation, a Lien) from time to time under this Agreement or one or more of the other Collateral Documents including, without limitation, the Grantor Collateral and the Additional Grantor Collateral.


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                  "Collateral Account" has the meaning given to such term in
         Section 7.1 of this Agreement.

                  "Collateral Documents" means the Initial Collateral Documents and the Additional Collateral Documents.

                  "Consolidated Net Tangible Assets" means the total of all the assets appearing on the consolidated balance sheet of the Borrower and its Subsidiaries, less the following:

                           (1) current liabilities, including liabilities for indebtedness maturing more than 12 months from the date of the original creation thereof but maturing within 12 months from the date of determination;

                           (2) reserves for depreciation and other asset valuation reserves;

                           (3) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents and unamortized debt discount and expense carried as an asset on said balance sheet; and

                           (4) appropriate adjustments on account of minority interests of other persons holding stock in any Subsidiary of the Borrower.

         Consolidated Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Borrower and its Subsidiaries are engaged and which are approved by the independent accountants regularly retained by the Borrower, and may be determined as of a date not more than 60 days prior to the happening of the event for which such determination is being made.

                  "Contaminants" means those substances which are regulated by or form the basis of liability under any Environmental Law, including asbestos, polychlorinated biphenyls, Hazardous Materials, pollutants or solid wastes.

                  "Credit Agreement" has the meaning given to such term in the recitals to this Agreement.

                  "Debt Instruments" means the Credit Agreement, any notes issued pursuant thereto and the other agreements, documents and instruments executed in connection therewith, and any amendments or restatements thereof, including, without limitation, the Guaranties.

                  "Discharge Notice" means a written notice, signed by an Authorized Officer of the Borrower, which requests a discharge of the Collateral Documents in accordance


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                  with the provisions of Section 10.1 of this Agreement and
                  which certifies to the Administrative Agent and the Secured Parties that:

                                    (i)      one of the events enumerated in
                           Section 10.1 of this Agreement has occurred
                           (specifying which event), and

                                    (ii)     no Grantor Default shall exist
                           after, or as a result of, the release of the Collateral.

                  "Domestic Subsidiary" means a Subsidiary of the Borrower except a Subsidiary (a) which neither transacts any substantial portion of its business nor regularly maintains any substantial portion of its fixed assets within the States of the United States, or (b) which is engaged primarily in financing the operations of the Borrower or its Subsidiaries, or both, outside the States of the United States.

                  "Event of Default" means an "Event of Default" as defined in the Credit Agreement .

                  "Excluded Property" means (i) any real or personal property on which a Lien may not be granted to secure the Secured Debt pursuant to the terms of Industrial Revenue Bonds and Industrial Development Bonds permitted by the Credit Agreement, (ii) any other property or interest leased or licensed to a Grantor with respect to which a Lien may not be granted to secure the Secured Debt pursuant to terms of the applicable lease agreement or license agreement, unless any consents required to permit such Lien have been obtained, (iii) the real property identified on Schedule A hereto, (iv) the capital stock of the Inactive Subsidiaries, (v) all Receivables of the Borrower and its Subsidiaries (other than the Permitted Receivables), whether now owned or hereafter acquired, as well as any related assets (including (a) all of the applicable seller's right, title and interest in and to the goods (including returned goods), if any, relating to the sale which gave rise to each Receivable that is, or is purported to be, sold, assigned, transferred, contributed or otherwise disposed of to Finco pursuant to the Permitted Receivables Financing, (b) all other security interests or liens and property subject thereto from time to time purporting to secure payment of each such Receivable, (c) all letters of credit, guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of each such Receivable and (d) all proceeds of each such Receivable and of the foregoing and all insurance payments that the seller or servicer of such Receivable applies in the ordinary course of business to amounts owed in respect of any such Receivable) sold, assigned, transferred, contributed or otherwise disposed of to Finco pursuant to the Permitted Receivables Financing, (vi) Inventory, to the extent an invoice has been sent to the purchaser thereof or such Inventory has otherwise been sold, (vii) the Finco Notes, and (viii) any patents or trademarks which have been abandoned by any Grantor as of June 9, 1998 or which were in the process of being sold by any Grantor as of such date.


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                  "Finco" means WPS Receivables Corporation, a Delaware
         corporation, and any Subsidiaries of WPS Receivables Corporation which purchase Transferred Assets (as well as any related assets) from Finco pursuant to the Permitted Receivables Financing.

                  "Finco Notes" means the promissory notes issued by Finco to the Borrower and any of the Borrower's Subsidiaries as consideration for Transferred Assets and any amendment or restatement thereof on substantially similar terms for a period of one to five years.

                  "First Lien Indebtedness" has the meaning given to such term in the Intercreditor Agreement.

                  "Foreign Subsidiary" has the meaning given to such term in the Credit Agreement.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Grantor Collateral" has the meaning given to such term in
         Section 2.1 of this Agreement.

                  "Grantor Default" means a default, event of default or unmatured event of default as defined in any Debt Instrument or any Collateral Document.

                  "Grantors" has the meaning given to such term in the introduction to this Agreement and shall include any Additional Grantors that become a party to this Agreement pursuant to Section 2.2.

                  "Guaranties" means the guaranties of each of the Grantors identified on Schedule B hereto and the guaranty(ies) of any Additional Grantor(s), substantially in the form of Exhibit A hereto, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

                  "Inactive Subsidiary" means "Inactive Subsidiary" as defined in the Credit Agreement and "Inactive Subsidiaries" means all Inactive Subsidiaries, collectively.

                  "Initial Collateral Documents" means this Agreement, the Guaranties identified on Schedule B hereto, the Stock Pledge Agreements identified on Schedule C hereto and all security agreements, mortgages (including leasehold mortgages) and other collateral or related documents executed and/or delivered by the Grantors prior to or on the date hereof in favor of the Administrative Agent, as the same may be amended,


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         supplemented or otherwise modified in accordance with their respective terms and with the terms hereof.

                  "Intercreditor Agreement" means that certain Intercreditor Agreement and Lien Subordination Agreement by and among the Grantors, the Senior Collateral Trustee and the Administrative Agent dated as of the date hereof, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Inventory" shall mean, inclusively, all goods, merchandise and other personal property, wherever located, now owned or hereafter acquired by a Grantor of every kind or description which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work-in-process or materials used or consumed or are to be used or consumed in such Grantor's business.

                  "Lenders" has the meaning given to such term in the introduction to this Agreement.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

                  "Loan" has the meaning ascribed to such term in the recitals to this Agreement.

                  "Permitted Investments" has the meaning ascribed to such term in the Credit Agreement.

                  "Permitted Receivables" means all Receivables of each of the Grantors other than the Transferred Assets.

                  "Permitted Receivables Financing" has the meaning ascribed to such term in the Credit Agreement.

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Pledged Stock" means, collectively, "Pledged Shares" as defined in each of the Stock Pledge Agreements and any other shares of capital stock pledged pursuant to the Collateral Documents.

                  "Principal Domestic Manufacturing Property" means any building, structure or other facility, together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for manufacturing or processing and located in the United


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         States, owned or leased by the Borrower or any Subsidiary of the
         Borrower, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 3/4 of 1% of Consolidated Net Tangible Assets, other than any such building, structure or other facility or portion thereof (i) which is a pollution control or other facility financed by obligations issued by a State or local governmental unit pursuant to Section 103(b)(4)(E), 103(b)(4)(F) or 103(b)(6) of the Internal Revenue Code of 1954, or any successor provision thereof; or (ii) which, in the opinion of the Board of Directors of the Borrower, is not of material importance to the total business conducted by the Borrower and its Subsidiaries as an entirety.

                  "Proceeds" means "proceeds" as defined in Section 9-306(1) of the Uniform Commercial Code as in effect in the relevant jurisdiction and, whether or not the following constitute proceeds under such section, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (ii) any and all other amounts from time to time paid or payable to, or for the account of, any Grantor upon the sale, exchange, collection or other disposition of any part of the Collateral, and (iii) any and all interest or dividends paid or distributed with respect to the Collateral. Notwithstanding any of the foregoing, the Receivables generated upon the sale of Inventory in the ordinary course of business shall not constitute Proceeds of such Inventory for purposes of this Agreement, except for the Permitted Receivables.

                  "Receivables" means presently existing and hereafter arising or acquired accounts receivable, notes, drafts, acceptances, choses in action and other forms of obligations and receivables relating in any way to inventory or arising from the sale of Inventory or the rendering of services by any Grantor or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto and all proceeds of insurance with respect thereto, together with all merchandise represented by any of the foregoing, all of such Grantor's rights as an unpaid vendor, all pledged assets and letters of credit, guaranty claims, liens and security interests (unless otherwise prohibited by the applicable terms thereof) held by or granted to such Grantor to secure payment of any of the foregoing and all books, customer lists, ledgers, records and files (whether written or stored electronically relating to any of the foregoing).

                  "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, emanation or migration in, into, onto or through the environment (including ambient air, surface water, ground water, land surface, subsurface strata or workplace), including the movement of any Contaminant through or in the air, soil, surface water or ground water.


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                  "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.

                  "Secured Debt" means all indebtedness, obligations and liabilities (whether or not constituting future advances, obligatory or otherwise) of the Borrower and any and all of the other Grantors existing on the date hereof or from time to time arising hereafter under or in respect of this Agreement, the Credit Agreement, the other Debt Instruments and Collateral Documents (including, without limitation, the obligations to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement, the Credit Agreement, the other Debt Instruments and Collateral Documents) or in respect of any cash management, treasury, depository or other commercial banking agreements (including, but not limited to, any liabilities and obligations incurred in connection with automated clearinghouse transfers and any advances made in respect of uncollected funds), in each case whether (i) such obligations are direct or indirect, secured or unsecured, joint or several, actual, absolute or contingent, due or to become due, whether at stated maturity, by acceleration or otherwise, liquidated or unliquidated, (ii) arising by contract, operation of law, in the regular course of business or otherwise, (iii) for payment or performance and/or (iv) now existing or hereafter arising (including, without limitation, interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Grantor or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding).

                  "Secured Party" has the meaning given to such term in the recitals to this Agreement.

                  "Senior Agent" has the meaning given to such term in the Intercreditor Agreement, together with its successors in such capacity.

                  "Senior Collateral Documents" has the meaning given to such term in the Intercreditor Agreement.

                  "Senior Collateral Trust Agreement" has the meaning given to such term in the Intercreditor Agreement.

                  "Senior Collateral Trustee" means Bank of America, N.A., in its capacity as senior collateral trustee under the Intercreditor Agreement, together with its successors in such capacity.


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                  "Senior First Lien Indebtedness" has the meaning given to such term in the Intercreditor Agreement.

                  "Senior Lenders" has the meaning given to such term in the Intercreditor Agreement.

                  "Stock Pledge Agreements" means the pledge agreements identified on Schedule C hereto and the Stock Pledge Agreement(s) of any Additional Grantor(s), in substantially the form of Exhibit B hereto, as the same may be amended, supplemented or otherwise modified in accordance with their respective terms.

                  "Subsidiary" of any Person shall mean any corporation, partnership (limited or general), trust or other entity of which a majority of the stock (or equivalent ownership or controlling interest) having voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such Person or one or more of the other Subsidiaries of such Person or any combination thereof.

                  "Supporting Documents" means all financing statements, opinions, officers' certificates, title insurance policies, surveys, appraisals and other documents reasonably requested by the Administrative Agent in connection with the execution, delivery, filing, registering and/or recording of Additional Collateral Documents pursuant to Sections 2.2 and 2.3 of this Agreement.

                  "Transferred Assets" has the meaning given to such term in the Credit Agreement.

         (b) Terms not otherwise defined herein which are defined in or used in Article 9 of the Uniform Commercial Code as in effect in the relevant jurisdiction shall herein have the meanings given to them in said Article 9; provided, however, that with respect to any term used herein that is defined in either (i) Article 9 of the Uniform Commercial Code as in effect on the date hereof or (ii) Article 9 of the Uniform Commercial Code as in effect at any relevant time hereafter (including, without limitation, Revised Uniform Commercial Code Article 9), the meaning to be ascribed to such term with respect to any particular item or type of property shall be the more encompassing of the two definitions.

         (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

         (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any


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particular provision of this Agreement and all section references herein are to this Agreement unless otherwise specified.

                                    SECTION 2

                               SECURITY INTERESTS

         SECTION 2.1           Grant of Certain Security Interests.

         (a) As collateral security for the prompt and complete payment and performance when due of all of the Secured Debt, each Grantor does hereby pledge, assign and transfer unto the Administrative Agent for itself hereunder and for the ratable benefit of the Secured Parties, and does hereby grant to the Administrative Agent for itself hereunder and for the ratable benefit of the Secured Parties, a continuing security interest, subject, as to priority, only to (1) Liens permitted by the Credit Agreement which, pursuant to applicable law, are prior in right to the Lien granted hereby and (2) Liens in favor of the Senior Collateral Trustee securing the First Lien Indebtedness, in (i) all of the right, title and interest of such Grantor in, to and under all cash, deposit accounts (including, without limitation, all deposit accounts established and maintained pursuant to the provisions of Section 6.15 of the Credit Agreement), accounts (other than accounts relating to Transferred Assets), deposits (other than deposits relating to Transferred Assets), chattel paper, contract rights, instruments, securities, investment property, letter-of-credit rights, insurance policies and documents now or at any time hereafter in the possession or under control of such Grantor or its bailee or the Senior Collateral Trustee, as secured party, and any interest therein, (ii) all of the right, title and interest of such Grantor in, to and under all Inventory, whether now existing or hereafter from time to time acquired, (iii) all of the right, title and interest of such Grantor in, to and under all Permitted Receivables, (iv) all of the right, title and interest of such Grantor in general intangibles (including, without limitation, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, copyrights, licenses, tax refund claims, guaranty claims, contract rights, goodwill, and security interests or other security held by such Grantor to secure accounts) other than those general intangibles that may not be assigned or which require the consent of other parties prior to any assignment thereof if consent to such assignment has not been obtained, (v) all of the right, title and interest of such Grantor in goods, equipment (including, without limitation, all equipment used in such Grantor's business and all office equipment), vehicles and fixtures, together with accessions thereto and replacement parts therefor, whether now existing or hereafter acquired, (vi) all of the right, title and interest of such Grantor in all books and records, including without limitation, customer lists, credit files, computer programs, print-outs, and other materials and records pertaining to any of the foregoing, (vii) all of the right, title and interest of such Grantor in the equipment, goods and other personal property comprising the power distribution systems more particularly described on Schedule I to this Agreement, (viii) all of the shares of capital stock or other equity interests of each Domestic Subsidiary of such Grantor and 65% of the shares of all capital stock or


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other equity interests of each direct Foreign Subsidiary of such Grantor, in each case as now owned or hereafter acquired by such Grantor, including, without limitation, any Pledged Stock of such Grantor, (ix) all interests of such Grantor in any real property owned or leased by such Grantor other than real property leased to such Grantor with respect to which a Lien may not be granted to secure the Secured Debt pursuant to the terms of the applicable lease unless any consents required to permit such Lien have been obtained, (x) all "Trust Agreement Collateral" (as defined in the Senior Collateral Trust Agreement),
(xi) all Proceeds of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of such Grantor or the Secured Parties in respect thereof), (xii) all documents of title evidencing or issued with respect to any of the foregoing, (xiii) all products of any and all of the foregoing and (xiv) all other property of such Grantor, whether now owned or hereafter acquired (all of the property described in clauses (i) through (xiv) above, collectively, the "Grantor Collateral"); provided, however, that the Grantor Collateral shall not include any Excluded Property, whether now owned or hereafter acquired, or the products or Proceeds thereof.

         (b) The assignment and security interest so granted to the Administrative Agent shall not relieve any Grantor from the performance of any term, covenant, condition or agreement on such Grantor's part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or impose any obligation on the Administrative Agent to perform or observe any such term, covenant, condition or agreement on such Grantor's part to be so performed or observed or impose any liability on the Administrative Agent for any act or omission on the part of such Grantor relative thereto or for any breach of any representation or warranty on the part of such Grantor, contained in any Debt Instrument, Collateral Document or otherwise, or in respect of the Collateral or made in connection herewith or therewith. The obligations of each Grantor contained in this paragraph shall survive the termination of this Agreement and the discharge of such Grantor's other obligations hereunder.

         SECTION 2.2 Covenant to Grant Additional Security Interests; Additional Grantors. As further collateral security for the prompt and complete payment and performance when due of all of the Secured Debt, each Grantor does hereby agree:

                  (a) To execute and deliver to the Administrative Agent, in form and content reasonably satisfactory to the Administrative Agent, a deed of trust or mortgage relating to any real property, improvements and fixtures hereafter acquired by such Grantor for so long as the Secured Debt remains outstanding, together with all Supporting Documents relating to such additional property;

                  (b) To cause each of its Domestic Subsidiaries (other than Finco or any Inactive Subsidiary) which becomes a Subsidiary after the date hereof (the "Additional Grantors") to, on the date such Person becomes a Subsidiary, (i) guaranty the Secured Debt on terms substantially similar to those set forth in the Guaranties, (ii) become


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         a party to this Agreement as a Grantor and (iii) by becoming a party to this Agreement as a Grantor, grant to the Administrative Agent for itself hereunder and for the ratable benefit of the Secured Parties, a continuing security interest (subject as to priority only to (i) Liens permitted by the Credit Agreement which, pursuant to applicable law, are prior in right to the Lien so granted and (ii) Liens in favor of the Senior Collateral Trustee securing the First Lien Indebtedness) in all types of real and personal property included in Section 2.1(a) as Grantor Collateral (all of such real and personal property described in this Section 2.2 shall be referred to, collectively, as the "Additional Grantor Collateral"); provided, however, that the Additional Grantor Collateral shall not include any Excluded Property;

                  (c) To execute and deliver to the Administrative Agent, in form and content reasonably satisfactory to the Administrative Agent, a stock pledge agreement pledging all of the capital stock or other equity interests of any Domestic Subsidiary of such Grantor acquired after the date of this Agreement, together with any Supporting Documents related thereto; and

                  (d) To execute and deliver to the Administrative Agent, in form and content reasonably satisfactory to the Administrative Agent, a stock pledge agreement pledging 65% of the capital stock or other equity interests of any direct Foreign Subsidiary.

                  (e) That neither the Borrower nor any of its Subsidiaries shall take, or knowingly or negligently omit to take, any action which action or omission would have the effect of causing a Lien to be created or exist in favor of the Senior Collateral Trustee, the Senior Agent or the Senior Lenders under the Senior Credit Agreement or the Senior Collateral Documents on any property or assets unless substantially contemporaneously with the granting of such Lien a Lien is created in favor of the Administrative Agent for the benefit of the Secured Parties and perfected with respect to such property or assets. Such Lien in favor of the Administrative Agent for the benefit of Secured Parties shall at all times be in accordance with the provisions of the Collateral Documents with respect to priority and otherwise.

         SECTION 2.3 Additional Collateral Documents and Supporting Documents.

         (a) As soon as reasonably practicable, each Grantor agrees to execute and deliver to the Administrative Agent such Additional Collateral Documents, in form and substance reasonably satisfactory to the Administrative Agent, and to make all filings, registrations, and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Grantor to the Administrative Agent hereunder and under any other Collateral Documents in respect of the Collateral so that such security interest (i) constitutes a perfected security interest therein superior and prior to the rights of all other Persons therein (except Persons holding Liens permitted by the Credit Agreement or a Collateral Document) and subject to no other Liens (except Liens permitted by the Credit Agreement or a Collateral Document) and (ii) entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction which relates to perfected security interests.

         (b) In connection with the actions taken pursuant to Section 2.3(a), each Grantor agrees to, and agrees to cause any Additional Grantor that is its Subsidiary to, execute and/or deliver to the Administrative Agent such Supporting Documents as the Administrative Agent reasonably requests, in form and substance satisfactory to the Administrative Agent.

         SECTION 2.4 Powers of Attorney. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Grantor or the name of such attorney-in-fact, from time to time in the Administrative Agent's discretion, for the purpose of signing documents and taking other action to perfect, promote, protect and enforce the Liens and security interests of the Administrative Agent in the Collateral. Each Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, shall be irrevocable until the Secured Debt is indefeasibly paid in full and shall not be subject to the limitations of Section 6.1(a) of this Agreement.

                                    SECTION 3

                         CONCERNING ADMINISTRATIVE AGENT

         SECTION 3.1 The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement, the Collateral Documents and the Intercreditor Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Collateral), in accordance with this Agreement, the Credit Agreement and the other Collateral Documents.

                                    SECTION 4

                       GENERAL REPRESENTATIONS, WARRANTIES
                          AND COVENANTS OF THE GRANTORS

         SECTION 4.1 Title to Pledged Collateral. Each Grantor represents and warrants that it has good and marketable title to, or a validly existing leasehold interest in, its Collateral, subject only to Liens permitted by the Credit Agreement and the Collateral Documents, with such exceptions as are not material to such Grantor and its Subsidiaries taken as a whole. No Grantor will
(i) create, incur, assume or permit to exist any Lien on any existing or future item of Collateral other than Liens permitted by the Credit Agreement and the Collateral

Documents and Liens in favor of the Administrative Agent and the Secured Parties as contemplated by the Collateral Documents, and each Grantor hereby agrees to preserve and maintain in full force and effect the Liens on the Collateral created by the Collateral Documents in favor of the Administrative Agent and the Secured Parties, or (ii) enter into or assume any agreement containing a negative pledge which would require a sharing of an interest in the Collateral or prohibits or limits the grant of any such interest. Until all of the Secured Debt and the Administrative Agent's Fees shall have been fully paid and satisfied, the Administrative Agent shall be entitled to retain security in and Liens upon all Collateral and all of the Administrative Agent's rights and remedies shall continue. Each Grantor represents and warrants that (i) each Collateral Document creates a valid, enforceable and binding Lien on the Collateral in favor of the Administrative Agent subject only to Liens permitted by the Credit Agreement and the Collateral Documents and (ii) the Collateral subject to the Lien of the Collateral Documents constitutes all the property and assets on which the Senior Collateral Trustee has been granted a Lien pursuant to the Senior Collateral Documents.

         SECTION 4.2 Other Financing Statements; Grantors' Names. So long as any of the Secured Debt or Administrative Agent's Fees remain unpaid, no Grantor will execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted by such Grantor pursuant to the Collateral Documents or as otherwise permitted by the Credit Agreement or the Collateral Documents. Attached hereto as Schedule E is a list of all names under which each Grantor does business. Each Grantor hereby agrees that it will promptly notify the Administrative Agent in writing of any changes in such list.

         SECTION 4.3 Chief Executive Offices, Records; Jurisdiction of Organization.

         (a) The chief executive office of each Grantor is at the location for such Grantor listed on Schedule F hereto. No Grantor will move its chief executive offices except to such new location as such Grantor may establish in accordance with the last sentence of this Section 4.3. No Grantor will establish a new location for its chief executive office until (i) it shall have given to the Administrative Agent not less than 45 days' prior written notice of its intention with respect to such establishment, clearly describing such new location and providing such other information in connection therewith as the Administrative Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Administrative Agent, to maintain the perfection of the security interest of the Administrative Agent in the Collateral at all times fully perfected and in full force and effect.

         (b) The exact legal name of each Grantor is set forth on Schedule F hereto. The jurisdiction of organization of each Grantor (together with the organizational number, if any, issued by such jurisdiction to such Grantor) is listed on Schedule F hereto. No Grantor will "reincorporate" or "reorganize" or otherwise cause the Collateral to be transferred to a Person incorporated or organized in another state except to the extent (i) permitted pursuant to the provisions of the Credit Agreement and (ii) it shall have given to the Administrative Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such transaction and providing such other information in connection therewith as the Administrative Agent may reasonably request, and such Grantor shall have taken all action satisfactory to the Administrative Agent to maintain the perfection of the security interest of the Administrative Agent in the Collateral at all times as fully perfected and in full force and effect.

         SECTION 4.4 Location of Inventory and Equipment. Attached hereto as Schedule G is a list of all the locations (i) in the United States where all Inventory or equipment of each Grantor is held and (ii) outside of the United States where Inventory or equipment owned by any Grantor having value in excess of $1,000,000 is located. Each Grantor agrees that, except as provided herein, all Inventory and equipment now held or subsequently acquired by it shall be kept at (or shall be in transit to or from) any one of such locations, or such new location as such Grantor may establish if (i) it shall have given to the Administrative Agent prior telephonic (immediately confirmed in writing) or written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Administrative Agent may request, and (ii) with respect to such new location, it shall have taken all action satisfactory to the Administrative Agent to cause the security interest in the Collateral granted by the Collateral Documents to be and continue at all times fully perfected and in full force and effect.

         SECTION 4.5 Location of Real Property. Attached hereto as Schedule H is a list of all the locations where each Grantor owns real property having a market value of more than $500,000 in the aggregate per location, and each such entry on the list identifies all such real property which constitutes Excluded Property or Principal Domestic Manufacturing Property.

         SECTION 4.6 Additional Representations and Warranties of the Grantor. Each Grantor hereby makes and adopts for the benefit of, and as a representation and warranty to, the Administrative Agent each of the representations and warranties made by the Borrower that applies to such Grantor and contained or incorporated by reference in the Credit Agreement as fully as if each such representation and warranty (together with related definitions and related provisions) were expressly set forth herein and expressly made herein by such Grantor, each such representation and warranty being incorporated in this Agreement by reference, mutatis mutandis, and, as so made and adopted by such Grantor and incorporated herein by reference, shall continue in full force and effect for the benefit of the Administrative Agent until this Agreement shall have been terminated in its entirety pursuant to Section 10.

         SECTION 4.7 Additional Affirmative and Negative Covenants of the Grantors. Each Grantor hereby assumes and adopts and agrees to perform, comply with and be bound by, for the benefit of the Administrative Agent, each of the covenants, obligations and agreements made by the Borrower that applies to such Grantor in the Credit Agreement as fully as if each such covenant, obligation and agreement (together with related definitions and related provisions) were expressly made herein by such Grantor, each such covenant, obligation and agreement being incorporated in this Agreement by reference, mutatis mutandis, and as so assumed and adopted by such Grantor and incorporated herein by reference, shall continue for the benefit of the Administrative Agent until this Agreement shall have been terminated in its entirety pursuant to Section 10. Each Grantor represents and acknowledges that an executed (or conformed) copy of the Credit Agreement, the Collateral Security Agreement and the other Collateral Documents have been made available to its principal executive officers and such officers are familiar with their respective contents.

         SECTION 4.8 Joint and Several Liabilities of Grantors. Each Grantor agrees that its obligations and liabilities hereunder shall be joint and several; provided, however, that the liability of each Grantor that is a Subsidiary of the Borrower to any party other than the Administrative Agent shall be limited to the extent set forth in the Guaranty of such Grantor.

                                    SECTION 5

                      PROVISIONS CONCERNING THE COLLATERAL

         SECTION 5.1 Location of Goods and Equipment. Attached as Schedule G hereto is a list of the locations (i) in the United States of all goods and equipment held by each Grantor and (ii) outside of the United States where Inventory owned by any Grantor having value in excess of $1,000,000 is located. Each Grantor hereby agrees that it will promptly notify the Administrative Agent of any changes in such list. Each Grantor agrees that, except as provided herein, all goods and equipment now held or subsequently acquired by it shall be kept at (or shall be in transit to or from) any one of such locations, or such new location as such Grantor may establish if (i) it shall have given to the Administrative Agent prior telephonic (immediately confirmed in writing) or written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Administrative Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action satisfactory to the Administrative Agent to cause the security interest in its Collateral granted by the Collateral Documents to be and continue at all times fully perfected and in full force and effect.

         SECTION 5.2 Further Actions - Collateral. Each Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Administrative Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its collateral and other property or rights covered by the security interest granted by the Collateral Documents, which the Administrative Agent deems reasonably appropriate or advisable to perfect, preserve, protect or enforce its security interest in its Collateral. Each Grantor shall immediately notify the Administrative Agent in writing of any material loss or depreciation in the value of its Collateral.

         SECTION 5.3 Financing Statements. Each Grantor agrees to sign and deliver to the Administrative Agent such financing statements or amendments thereof, in form acceptable to the Administrative Agent, as the Administrative Agent may from time to time request in order to establish and/or maintain a valid, enforceable, security interest in its Collateral as provided in the Collateral Documents subject to no Liens other than those permitted under the Credit Agreement and the other rights, as against third parties, provided by the Collateral Documents, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. The Grantors will pay all applicable filing fees and related expenses. Each Grantor authorizes the Administrative Agent to file any such financing statements without the signature of such Grantor to the extent permitted by law.

         SECTION 5.4 Warehouse Receipts Non-Negotiable. Each Grantor agrees that if any warehouse receipts or receipts in the nature of a warehouse receipt are issued with respect to any of its Inventory, no more than an aggregate outstanding amount of $5,000,000 of such warehouse receipts or receipts in the nature thereof shall be "negotiable" (as such term is used in Section 7-104 (or any successor provision thereto) of the Uniform Commercial Code as in effect from time to time in any relevant jurisdiction or under other relevant law) at any time.

         SECTION 5.5 Protection of Administrative Agent's Security. No Grantor will do anything to impair the rights of the Administrative Agent in the Collateral. Each Grantor will at all times keep its Collateral insured in compliance with the requirements of the Credit Agreement. Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of each Grantor with respect to the Secured Debt shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to such Grantor. Each Grantor shall keep and maintain in good operating condition and repair and, to the extent deemed necessary by such Grantor in its sound business judgment, make all necessary replacements of and renewals to its Collateral so that the value and operating efficiency thereof shall at all times be maintained and preserved.

                                    SECTION 6

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 6.1       Remedies.

         (a) Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, subject to the provisions of the Intercreditor Agreement to the extent the Intercreditor Agreement shall then be in effect, may exercise the rights and remedies provided in this Agreement and in any other Collateral Document.

         (b) Each Grantor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law and except as otherwise expressly provided in this Agreement or any other Collateral Document) of any kind in connection with this Agreement, any other Collateral Document or any Collateral.

         (c) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Grantor or in its own name, from time to time in the Administrative Agent's discretion, upon the occurrence and during the continuance of any Event of Default, for the purpose of carrying out the terms of any of the Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Administrative Agent the power and right on behalf of such Grantor, without notice to or assent by such Grantor, to the extent permitted by applicable law, to do the following:

                  (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Collateral of such Grantor,

                  (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments, documents and chattel paper taken or received by the Administrative Agent in connection with any of the Collateral Documents,

                  (iii) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral of such Grantor,

                  (iv) to sell, transfer, assign, foreclose or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions of the Collateral Documents, and

                  (v) to do, at its option and at the expense and for the account of such Grantor, at any time or from time to time, all acts and things which the Administrative Agent deems reasonably necessary or desirable to protect or preserve the Collateral and to realize upon the Collateral.

         (d) Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, then and in every such case, subject to any mandatory requirements of applicable law then in effect and to the provisions of the Intercreditor Agreement, to the extent the Intercreditor Agreement shall then be in effect, the Administrative Agent may:

                  (i) personally, or by agents or attorneys, immediately retake possession of the Collateral of such Grantor or any part thereof, from such Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Grantor's premises where any of such

         Collateral is located and remove the same and use in connection with such removal, at the sole cost and expense of such Grantor, any and all services, supplies, aids and other facilities of such Grantor;

                 (ii) instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral of such Grantor to make any payment required by the terms of such instrument or agreement directly to the Administrative Agent;

                (iii) sell or otherwise liquidate, or direct such Grantor to sell or otherwise liquidate, any or all investments made in whole or in part with its Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                 (iv) take possession of the Collateral of such Grantor or any part thereof, by directing such Grantor in writing to deliver the same to the Administrative Agent at any reasonable place or places designated by the Administrative Agent, in which event such Grantor shall at its own expense (a) forthwith cause the same to be moved to the place or places so designated by the Administrative Agent and there delivered to the Administrative Agent, (b) store and keep any Collateral so delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent, and (c) while such Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition.

         SECTION 6.2    Disposition of Collateral.

         (a) Any Collateral repossessed by the Administrative Agent under or pursuant to Section 6.1 and any other Collateral whether or not so repossessed by the Administrative Agent, may be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms and for such prices as the Administrative Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the power to foreclose any Grantor's right of redemption in its Collateral by sale, lease or other disposition of such Collateral in accordance with the Uniform Commercial Code as enacted in each state where such Collateral is located. Any of the Collateral may be sold, leased or otherwise disposed of in the condition in which the same existed when taken by the Administrative Agent or after any overhaul or repair which the Administrative Agent shall determine to be commercially reasonable, the cost of such overhaul or repair to be borne by the Grantors. Any such disposition which shall be a private sale or other private proceedings permitted by the requirements of applicable law shall be made after written notice to the Grantor whose Collateral is to be disposed of specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor. Any such disposition which shall be a public sale permitted by such requirements shall be made after written notice to the Grantor whose Collateral is to be disposed of specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction. To the extent permitted by any such requirement of law, the Administrative Agent or any Secured Party may itself bid for and become the purchaser of the Collateral, or any item thereof, offered by sale in accordance with this Section 6 without accountability to such Grantor. If, under mandatory requirements of applicable law, the Administrative Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to a Grantor as hereinabove specified, the Administrative Agent need give such Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         (b) No notification need be given to Grantor if it has signed, after an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to, and not by way of limitation of, the rights and remedies granted to it in the Collateral Documents, the Administrative Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the Collateral is located.

         SECTION 6.3   Waiver of Rights and Claims.

         (a) Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE ADMINISTRATIVE AGENT'S TAKING POSSESSION OR THE ADMINISTRATIVE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Grantor hereby further waives:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Administrative Agent's gross negligence or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent's rights hereunder; and

                (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all Persons who may claim under it, insofar as it or, they, now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of each Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against any Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under any Grantor.

         (b) Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienholders, expressly waives and releases any, every and all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted under the Collateral Documents, pursuant to judicial proceedings, or upon any foreclosure or any enforcement of the Collateral Documents, and consents and agrees that the Collateral may at any such sale be offered and sold as an entirety.

         SECTION 6.4 Right to Initiate Judicial Proceedings, etc. Upon the occurrence and during the continuation of an Event of Default, (i) the Administrative Agent shall have the right and power to institute and maintain suits and proceedings to protect and enforce the rights vested in it by the Collateral Documents, and (ii) the Administrative Agent may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

         SECTION 6.5 Appointment of a Receiver. If a receiver shall be appointed in judicial proceedings, the Administrative Agent may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Administrative Agent shall, to the extent permitted by law, be entitled to retain possession and control of all cash held by or deposited with it or its agents or co-Administrative Agents pursuant to any provision of any Collateral Document.

         SECTION 6.6 Exercise of Powers. All of the powers, remedies and rights of the Administrative Agent as set forth in this Agreement may be exercised by the Administrative Agent in respect of any Collateral Document accepted by the Administrative Agent in writing as though set forth at length therein and all the powers, remedies and rights of the Administrative Agent as set forth in any Collateral Document may be exercised from time to time as herein and therein provided and the indemnities and protections in favor of the Administrative Agent provided for herein shall apply to the Administrative Agent acting pursuant to any such Collateral Document as if set forth in full therein.

         SECTION 6.7   Remedies Not Exclusive.

         (a) No remedy conferred upon or reserved to the Administrative Agent herein or in the other Collateral Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall the cumulative and shall be in addition to every other remedy conferred in any of the Collateral Documents or now or hereafter existing at law or in equity or by statute.

         (b) No delay or omission by the Administrative Agent in the exercise of any right, remedy or power accruing upon an Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of any Event of Default or an acquiescence therein; and every right, power and remedy given by any Collateral Document to the Administrative Agent may be exercised from time to time and as often as may be deemed expedient by the Administrative Agent.

         (c) In case the Administrative Agent shall have proceeded to enforce any right, remedy or power under any Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case the Grantors, the Administrative Agent and the Lenders shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights under the Collateral Documents and in all other respects, and thereafter all rights, remedies and powers of the Administrative Agent shall continue as though no such proceeding had been taken.

         (d) All rights of action and rights to assert claims upon or under the Collateral Documents may be enforced by the Administrative Agent without the possession of any Debt Instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Administrative Agent shall be brought in its name as Administrative Agent.

         SECTION 6.8 Limitation on Administrative Agent's Duties in Respect of Collateral. Beyond its duties expressly set forth in those Collateral Documents executed or otherwise accepted in writing by the Administrative Agent as to the custody thereof and the accounting to the Grantors for moneys received and held by it hereunder, the Administrative Agent shall not have any duty to the Grantors with respect to any Collateral in its possession or control or in the possession or control of its agents or nominees, any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto.

         SECTION 6.9 Limitation by Law. All the provisions of this Section 6 are intended to be subject to all applicable mandatory provisions of law which may at the time of interpretation thereof be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable in whole or in part.

         SECTION 6.10 Absolute Rights of Secured Parties. Notwithstanding any other provision of any Collateral Document, neither (i) the right of each Secured Party, which is absolute and unconditional, to receive payments of the Secured Debt held by such Secured Party on or after the due date thereof as therein expressed, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured creditor in, and to otherwise exercise any right (other than the right to enforce any Lien on the Collateral, which shall in all circumstances be exercisable only by the Administrative Agent) it may have in connection with, a case under the Bankruptcy Code in which a Grantor is a debtor, nor (ii) the obligation of each Grantor, which is also absolute and unconditional, to pay the Secured Debt owing by such Grantor to each Secured Party at the time and place expressed in the Debt Instruments, shall be impaired or affected without the written consent of such Secured Party.

         SECTION 6.11 Restatement of Rights. The provisions of this Collateral Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of Secured Debt is rescinded or must otherwise be returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy or reorganization of a Grantor or otherwise, all as though such payment had not been made.

                                    SECTION 7

                    COLLATERAL ACCOUNT; APPLICATION OF MONEYS

         SECTION 7.1 The Collateral Account. There has been established by the Administrative Agent an account which is entitled the "Collateral Account" (herein called the "Collateral Account"). The Collateral Account has been established and shall be maintained by the Administrative Agent at Bankers Trust Company. After all Senior First Lien Indebtedness shall have been indefeasibly paid in full in cash (including the cash collateralization of any letter of credit obligations) and all commitments of the Senior Lenders shall have terminated, all cash Proceeds of any Collateral received by the Administrative Agent shall be deposited in the Collateral Account and shall constitute Collateral hereunder and shall not constitute payment of the Secured Debt until applied in the manner contemplated in Section 7.4 hereof. At such time as all Senior First Lien Indebtedness shall have indefeasibly paid in full in cash (including the cash collateralization of any letter of credit obligations) and all commitments of the Senior Lenders shall have terminated, each Grantor shall deposit into the Collateral Account from time to time (A) the cash Proceeds of any of the Collateral (including pursuant to any disposition thereof), (B) the cash Proceeds of any condemnation or taking by eminent domain or similar proceeding or of any casualty, damage or destruction or loss of title with respect to any Collateral, (C) any cash in respect of any Collateral to which the Administrative Agent is entitled pursuant to the provisions of any Collateral Document or Debt Instrument, and (D) any other amounts that such Grantor desires to pledge to the Administrative Agent for the benefit of the Secured Parties as additional collateral security hereunder. The balance from


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


time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Debt until applied as provided in Section 7.4 hereof.

         SECTION 7.2   Grant of Security Interest; Control of Collateral
Account.

         (a) To secure the prompt and complete payment, when due, of all amounts owing to the Secured Parties and the Administrative Agent hereunder and under the Collateral Documents and the Secured Debt, and the performance by each Grantor of its covenants and obligations to be performed by it pursuant to the Debt Instruments and the Collateral Documents, each Grantor hereby assigns and pledges to the Administrative Agent for itself hereunder and for the ratable benefit of the Secured Parties, and grants to the Administrative Agent for itself hereunder and for the ratable benefit of the Secured Parties, a security interest in all of the right, title and interest of such Grantor in and to the following, whether presently existing or hereafter arising or acquired (the "Collateral Account Collateral"); (i) the Collateral Account, all cash deposited therein, all certificates and instruments, if any, from time to time representing the Collateral Account, (ii) all investments from time to time made pursuant to Section 7.3, (iii) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent in substitution for, or in addition to, any or all of the then existing Collateral, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral and, (v) to the extent not covered above, all Proceeds of any and all collections, earnings and accruals with respect to any or all of the foregoing (whether the same are acquired before or after the commencement of a case under the Bankruptcy Code by or against such Grantor, as debtor).

         (b) All right, title and interest in and to the Collateral Account shall vest in the Administrative Agent, and funds on deposit in the Collateral Account shall constitute part of the Collateral. The Collateral Account shall be subject to the exclusive dominion and control of the Administrative Agent.

         SECTION 7.3 Investment of Funds Deposited in Collateral Account. The Administrative Agent shall invest and reinvest moneys on deposit in the Collateral Account at any time in one or more Permitted Investments, in its sole discretion; provided, however, that in order to provide the Secured Parties and the Administrative Agent with a perfected security interest therein, each such investment shall be either:

                  (i) evidenced, or deemed under applicable federal regulations to be evidenced, by negotiable certificates or instruments or nonnegotiable certificates or instruments issued in the name of the Administrative Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Administrative Agent or an agent thereof (which shall not be any Grantor or any of its affiliates); or

                  (ii) in book-entry form and in which (in the opinion of independent counsel to the Administrative Agent) the Administrative Agent shall have a perfected ownership or security interest which under applicable law shall not be subject to any other ownership or security interest;

and provided, further, that the maximum amount of the funds held in the Collateral Account which may be invested in obligations of the types described in clauses (ii), (iii) and (iv) of the definition of Permitted Investments of any one issuer shall not exceed the lesser of five percent (5%) of such funds or $5,000,000. All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale hereof shall be held in the Collateral Account.

         SECTION 7.4 Application of Proceeds. The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the provisions of the Intercreditor Agreement or pursuant to the exercise by the Administrative Agent of its remedies as a secured creditor as provided in Section 6 hereof shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, promptly by the Administrative Agent in accordance with the provisions of clauses FIRST through SIXTH of Section 3.7(b) of the Credit Agreement.

         In the event that any such proceeds are insufficient to pay in full the items described in clauses FIRST through SIXTH of Section 3.7(b) of the Credit Agreement, the Grantors shall remain liable for any deficiency.

                                    SECTION 8

                       AGREEMENT WITH ADMINISTRATIVE AGENT

         SECTION 8.1 Delivery of Debt Instruments. On the date of this Agreement the Grantors will deliver to the Administrative Agent a true and complete copy of the Credit Agreement, an executed counterpart of any Collateral Documents and any Pledged Stock and other Collateral to be delivered pursuant thereto. Each Grantor agrees that it will deliver to the Administrative Agent (i) promptly upon the execution thereof, a true and complete copy of any and all Debt Instruments, Collateral Documents and all amendments, modifications or supplements to any Debt Instrument or Collateral Documents entered into by such Grantor subsequent to the date of this Agreement and (ii) when required by the Collateral Documents, any Pledged Stock or other Collateral to be delivered pursuant thereto.

         SECTION 8.2 Compensation and Expenses. The Grantors agree to pay to the Administrative Agent (i) the Administrative Agent's Fees as compensation for the Administrative Agent's services hereunder and under the other Collateral Documents and for administering the Collateral as shall be mutually agreed by the Grantors and the Administrative Agent, and (ii) from time to time, upon demand, all of the fees, costs and expenses of the

Administrative Agent (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as the Administrative Agent elects to retain) (A) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each other Collateral Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (B) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition or the custody, preservation or protection of Collateral pursuant to any Collateral Document and the exercise or enforcement of the Administrative Agent's rights under any Collateral Document and in and to the Collateral. As security for such payment and the payment of the obligations set forth in Sections 8.3 and 8.4, the Administrative Agent shall have a Lien prior to such of the Secured Debt as constitutes Collateral and other property and funds held or collected by the Administrative Agent; it being understood that such Lien shall solely secure the portion of the Secured Debt owing to the Administrative Agent and the Administrative Agent waives, with respect to all of its existing and future claims against the Borrower and any Guarantor (other than its claims with respect to the Secured Debt), all existing and future rights of set-off, banker's liens or security interests in or against any deposits, accounts, funds, instruments, securities and other items of Collateral that come into its possession pursuant to the Collateral Documents except those rights of set-off and banker's liens arising in connection with items deposited in the Collateral Account or any other account established with the Administrative Agent. The obligations of the Grantors to pay amounts due under this Section 8.2 shall survive the termination of this Agreement.

         SECTION 8.3 Stamp and Other Similar Taxes. The Grantors agree to indemnify and hold harmless the Administrative Agent from, and shall reimburse the Administrative Agent and each Secured Party for, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto which may be assessed, levied or collected by any jurisdiction in connection with any Collateral Document, or the attachment or perfection of the security interest granted to the Administrative Agent in any Collateral. The obligations of the Grantors under this Section 8.3 shall survive the termination of the other provisions of this Agreement.

         SECTION 8.4 Filing Fees, Excise Taxes, etc. The Grantors agree to pay or to reimburse the Administrative Agent for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of each Collateral Document and agree to save the Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Grantors under this Section 8.4 shall survive the termination of the other provisions of this Agreement.

         SECTION 8.5   Indemnification.

         (a) The Grantors agree to pay, and indemnify and hold harmless the Administrative Agent and each of its employees and agents from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, amounts paid in settlements, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Collateral Documents and the Collateral, except to the extent arising from the gross negligence or willful misconduct of the Administrative Agent or its employees or such agents as are seeking indemnification. Without limiting the foregoing, the Grantors agree to pay, and indemnify and hold harmless the Administrative Agent and each of its employees and agents from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, amounts paid in settlements, costs, expenses or disbursements of any kind or nature whatsoever with respect to the foreclosure by the Administrative Agent on any Collateral consisting of real property to the extent such foreclosure is permitted by this Agreement, except to the extent arising from the gross negligence or willful misconduct of the Administrative Agent or its employees or such agents as are seeking indemnification.

         (b) In any suit, proceeding or action brought by the Administrative Agent under or with respect to the Collateral for any sum owing thereunder, or to enforce any provisions thereof, or of any of the Collateral Documents, the Grantors will save, indemnify and keep the Administrative Agent harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by the Grantors of any of their respective obligations thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Grantors, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Administrative Agent.

         (c) If and to the extent that the obligations of the Grantors under this Section 8.5 are unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         (d) The agreements in this Section 8.5 shall survive the termination of the other provisions of this Agreement.

         SECTION 8.6 Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent, and at the expense of the Grantors, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Administrative Agent may reasonably deem necessary or desirable to obtain the full benefits of the Collateral Documents and the rights and powers therein granted, including, without limitation, the filing of any financing or continuation statements or other instruments to perfect the Liens and security interests granted thereby. Each Grantor shall, not later than thirty (30) days after the Administrative Agent's request therefor, deliver to the Administrative Agent an opinion of independent counsel, which counsel shall be reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent for the benefit of the Secured Parties, concerning the continued perfection of the Liens and security interests created by the Collateral Documents (excluding, however, those Liens and security interests which, in accordance with the terms of the Collateral Documents, have been released); provided, however, that the Administrative Agent shall have no obligation at any time to request such opinion from any Grantor. Each Grantor shall, in all of its published financial statements customarily prepared with footnotes or filed with the Securities and Exchange Commission, indicate by footnote or otherwise that the Secured Debt is secured pursuant to the Collateral Documents.

                                    SECTION 9

                            THE ADMINISTRATIVE AGENT

         SECTION 9.1 Appointment of Administrative Agent. The Administrative Agent has been appointed as Administrative Agent under the terms and conditions of the Credit Agreement, and the Administrative Agent, for itself and its successors, hereby accepts this Agreement upon the terms and conditions hereof, including those contained in this Section 9.

         SECTION 9.2   Exculpatory Provisions.

         (a) The Administrative Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in any of the Collateral Documents, except for those made by the Administrative Agent. The Administrative Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any of the Grantors thereto or as to the security afforded by the Collateral Documents or as to the validity, execution, enforceability, legality, perfection, priority or sufficiency of any Collateral Document or Supporting Document or of the Secured Debt secured thereby, and the Administrative Agent shall incur no liability or responsibility in respect of any such matters. The Administrative Agent shall not be responsible for insuring, or monitoring or maintaining the insurance on, the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that (i) in the event the Administrative Agent enters into possession of a part or all of the Collateral, the Administrative Agent shall preserve the part in its possession, and (ii) the Administrative Agent will promptly, and at its own expense, take such action as may be necessary duly to remove and discharge (by bonding or otherwise) any Lien on any part of the Collateral resulting from claims against it (whether individually or as Administrative Agent) not related to the administration of the Collateral or (if so related) resulting from gross negligence or willful misconduct on its part. Notwithstanding anything to the contrary contained in this Agreement and in furtherance of the immediately preceding sentence, the

Administrative Agent shall not be responsible for the attachment, perfection, priority or enforceability of any Lien created or purported to be created by any Collateral Document or Supporting Document, the adequacy, sufficiency or effectiveness of any Supporting Document or the value of any Collateral granted pursuant to any Collateral Document from time to time. The Administrative Agent shall not be responsible for the filing or recording of any financing statement, mortgage, security agreement or any other Collateral Document or Supporting Document in any public office or for the maintaining of any records of any such filings or recordings, nor shall the Administrative Agent have any duty to file or record, or to advise the Secured Parties of the need to file or record, any continuation statements or other public notices relating to the perfection or continued perfection of any Collateral.

         (b) The Administrative Agent shall not be required to ascertain or inquire as to the performance by any Grantor of any of the covenants or agreements contained in any Collateral Document or in any Debt Instrument. Without limiting the foregoing, the Administrative Agent shall have no duty to
(i) enforce any obligations of the Grantors to deliver any agreement, instrument, document, certificate, schedule, list, opinion of counsel or other items required to be delivered to the Administrative Agent hereunder, (ii) advise any Secured Party of the failure of any Guarantor to deliver the same or
(iii) monitor compliance by the Grantors with any requirement to maintain insurance on any of the Collateral. Whenever it is necessary, or in the opinion of the Administrative Agent advisable, for the Administrative Agent to ascertain the identity of any Secured Party or the amount of Secured Debt then held by a Secured Party, the Administrative Agent may rely on a certificate of such Secured Party.

         (c) Subject to the provisions of applicable law concerning the Administrative Agent's duty of care with respect to certificates and notes evidencing the Pledged Stock in the Administrative Agent's possession, the Administrative Agent shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with any Collateral Document (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with the Administrative Agent's gross negligence or willful misconduct.

         SECTION 9.3 Delegation of Duties. The Administrative Agent may execute any of the powers provided hereunder and perform any duty hereunder either directly or by or through agents, nominees or attorneys-in-fact, which may include employees or officers of any Grantor, provided that the Administrative Agent shall obtain a written acknowledgment from such agents, nominees or attorneys-in-fact that they shall be liable to the Secured Parties for losses or damages incurred by any Secured Party as a result of such agent's, nominee's or attorneys'-in-fact gross negligence or willful misconduct as and to the extent the Administrative Agent would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Administrative Agent. The Administrative Agent shall be entitled to rely on advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Administrative Agent shall not be responsible for any negligence or misconduct of any agents, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

         SECTION 9.4   Reliance by Administrative Agent.

         (a) Whenever in the administration of this Agreement the Administrative Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor in connection with the taking, suffering or omitting of any action hereunder by the Administrative Agent, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of such Grantor delivered to the Administrative Agent, and such Certificate shall be full warranty to the Administrative Agent for any action taken, suffered or omitted in reliance thereon; subject, however, to the provisions of Section 9.5(b) of this Agreement.

         (b) The Administrative Agent may consult with its counsel, which counsel shall be reasonably satisfactory to the Lenders under the Credit Agreement, accountants or other experts in connection with the fulfillment of its duties hereunder, and the Administrative Agent shall be entitled to rely on, and shall be fully protected in acting upon, the opinion of such counsel, accountants or other experts in connection with any action taken, omitted to be taken or suffered by the Administrative Agent in fulfillment of its duties hereunder. The Administrative Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction.

         (c) The Administrative Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it in good faith believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties and, in the absence of its gross negligence or willful misconduct, the Administrative Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Administrative Agent and conforming to the requirements of any Collateral Document.

         (d) If the Administrative Agent has been requested or is otherwise required hereby to take any action pursuant to this Agreement, the Administrative Agent shall not be under any obligation to exercise any of the rights or powers vested in the Administrative Agent by this Agreement or any Collateral Document or to otherwise take such action unless the Administrative Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction or in taking such action, including such reasonable advances as may be requested by the Administrative Agent.

         SECTION 9.5   Limitations on Duties of Administrative Agent.

         (a) The Administrative Agent shall be obliged to perform only such duties as are specifically set forth in any Collateral Document which has been executed by it or otherwise accepted by it in writing, and no implied covenants or obligations shall be read into any Collateral Document against the Administrative Agent.

         (b) Except as herein otherwise expressly provided, the Administrative Agent shall not be under any obligation to take any action which is discretionary with the Administrative Agent under the provisions of any Collateral Document.

         SECTION 9.6   Resignation and Removal of the Administrative Agent.

         (a) The Administrative Agent may resign or be removed and be discharged of the responsibilities hereby created in accordance with the provisions of
Section 9.6 of the Credit Agreement.

         (b) If at any time the Administrative Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Administrative Agent for any other cause, a successor Administrative Agent may be appointed by the Required Lenders in accordance with the provisions of the Credit Agreement, and the powers, duties, authority and title of the predecessor Administrative Agent terminated and canceled without procuring the resignation of such predecessor Administrative Agent, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor Administrative Agent in writing, duly acknowledged, delivered to the predecessor Administrative Agent and the Grantors, and filed for record in each applicable office, if any, in which this Agreement is required to be filed. Any successor Administrative Agent appointed pursuant to this Section 9.6(b) must be reasonably acceptable to the Borrower unless at the time of such appointment an Event of Default exists.

         (c) The appointment and designation referred to in Section 9.7(b) of this Agreement shall, after any required filing, be full evidence of the right and authority to make the same and all of the facts therein recited, and this Agreement shall vest in such successor Administrative Agent, without any further act, deed or conveyance, all of the estate and title of, and upon any required filing for record the successor Administrative Agent shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessors; but any of such predecessors shall, nevertheless, on the written request of the Secured Parties, any Grantor or any successor Administrative Agent, execute and deliver an instrument transferring to such successor Administrative Agent all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Administrative Agent. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor Administrative Agent for more fully and certainly vesting in such successor Administrative Agent the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Administrative Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor Administrative Agent, be so executed, acknowledged and delivered.

         (d) Any required filing for record of the instrument appointing a successor Administrative Agent as hereinabove provided shall be at the expense of the Grantors. The resignation of any Administrative Agent and the instrument or instrument removing any Administrative Agent, together with all other instruments, deeds and conveyances provided for in this Agreement shall, if required by law, be forthwith recorded, registered and filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered and filed.

         SECTION 9.7 Status of Successors to the Administrative Agent. Every successor to the Administrative Agent appointed pursuant to Section 9.6 of this Agreement and every corporation resulting from a merger or consolidation referred to in Section 9.8 of this Agreement shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any state thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight (48) contiguous States, and shall also have capital, surplus and undivided profits of not less than $500,000,000.

         SECTION 9.8 Merger of the Administrative Agent. Any corporation into which the Administrative Agent shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which the Administrative Agent shall be a party, shall be the Administrative Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

         SECTION 9.9 Additional Co-Administrative Agents; Separate Administrative Agents.

         (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Administrative Agent shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Secured Parties or the Administrative Agent shall deem it desirable for its own protection in the performance of its duties hereunder, the Administrative Agent and the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Administrative Agent and the Grantors either to act as co-Administrative Agents of all or any of the Collateral, jointly with the Administrative Agent originally named herein or any successor or successors, or to act as separate Administrative Agent or Administrative Agents of any such property. Notwithstanding the foregoing sentence, the Administrative Agent shall not be responsible for ascertaining whether or not it is at any time necessary or prudent to constitute another bank or trust company or any other Person(s) to act as co-Administrative Agent or a separate Administrative Agent. In the event the Grantors shall not have joined in the execution of such instruments and agreements within ten (10) days after the receipt of a written request from the Administrative Agent so to do, or in case an Event of Default shall have occurred and be continuing, the Administrative Agent may act under the foregoing provisions of this Section 9.9 without the concurrence of the Grantors and each Grantor hereby irrevocably appoints the Administrative Agent as its agent and attorney to act for it under the foregoing provisions of this Section 9.9 in either of such contingencies.

         (b) Every separate Administrative Agent and every co-Administrative Agent, other than any Administrative Agent which may be appointed as successor to Bankers Trust Company, as Administrative Agent, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

                  (i) all rights, powers, duties and obligations conferred upon the Administrative Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by Bankers Trust Company, as Administrative Agent, or its successors as the Administrative Agent hereunder;

                 (ii) all rights, powers, duties and obligations conferred or imposed upon the Administrative Agent hereunder shall be conferred or imposed and exercised or performed by the Administrative Agent and such separate Administrative Agent or separate Administrative Agents or co-Administrative Agent or co-Administrative Agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Administrative Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate Administrative Agent or separate Administrative Agents or co-Administrative Agent or co-Administrative Agents;

                (iii) no power (a) given hereby to any co-Administrative Agent, co-Administrative Agents or separate Administrative Agents, or (b) which is provided hereby to any co-Administrative Agent, co-Administrative Agents or separate Administrative Agents, may be exercised by any such co-Administrative Agent or co-Administrative Agents or separate Administrative Agents, except jointly with, or with the consent in writing of, the Administrative Agent, anything herein contained to the contrary notwithstanding;

                 (iv) no Administrative Agent or co-Administrative Agent hereunder shall be personally liable by reason of any act or omission of any other Administrative Agent or co-Administrative Agent hereunder; and

                  (v) the Grantors and the Administrative Agent, at any time by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate Administrative Agent or co-Administrative Agent, and in that case, by an instrument in writing executed by the Grantors and the Administrative Agent jointly, may appoint a successor to such separate Administrative Agent or co-Administrative Agent, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantors shall not have joined in the execution of any such instrument within ten (10) days after the receipt of a written request from the Administrative Agent so to do, or in case an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the power to accept the resignation of or remove any such separate Administrative Agent or co-Administrative Agent and to appoint a successor without the concurrence of the Grantors, each of the Grantors hereby irrevocably appointing the Administrative Agent its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Administrative Agent shall have appointed a separate Administrative Agent or separate Administrative Agent or co-Administrative Agent or co-Administrative Agent as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate Administrative Agent or co-Administrative Agent, the successor to any such separate Administrative Agent or co-Administrative Agent to be appointed by the Grantors and the Administrative Agent, or by the Administrative Agent alone, as hereinabove provided in this Section 9.9.

                                   SECTION 10

                              RELEASE OF COLLATERAL

         SECTION 10.1  Release.

         When all the Secured Debt has been indefeasibly paid in full (other than, as of any date, contingent and unliquidated obligations not due or payable hereunder and which, pursuant to the terms hereof or the Credit Agreement, survive the termination hereof and thereof and the repayment of the Secured
Debt), this Agreement shall terminate. Upon termination hereof or any release of Collateral in accordance with the provisions of the Credit Agreement, the Administrative Agent shall, promptly upon the request and at the sole cost and expense of the Grantors, forthwith assign, transfer and deliver to Grantor, against receipt and without recourse to or warranty by the Administrative Agent, such of the Collateral to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.


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
                                   SECTION 11

                                  MISCELLANEOUS

         SECTION 11.1 Amendments, Supplements and Waivers. No amendment, modification supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Grantor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Administrative Agent and each Grantor. Any amendment, modification or supplement of or to any provision hereof or any waiver of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Collateral Document, no notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

         SECTION 11.2 Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telex and telecopy communication), shall be sent by mail, telex, telecopier or hand delivery and, except as otherwise provided in this Agreement, the cost thereof shall be for the sole account of the Grantors and shall be added to the Secured Debt:

         (a)      if to any Grantor, c/o the Borrower, at:

                  WestPoint Stevens Inc.
                  507 West Tenth Street
                  West Point, Georgia 31833
                  Attention: Chief Financial Officer
                  Telephone: (706) 645-4230
                  Telecopy: (706) 645-4969

                  with copy to:

                  Law Department
                  WestPoint Stevens Inc.
                  507 West Tenth Street
                  Post Office Box 71
                  West Point, Georgia 31833

         (b)      if to the Administrative Agent, at:

                  Bankers Trust Company
                  130 Liberty Street, 14th Floor
                  New York, NY 10006
                  Attention: Greg Maragni
                  Telephone: (212) 250-4398
                  Telecopy: (212) 669-0143

All such notices, requests, demands and communications, shall, to be effective hereunder, be in writing or by a telecommunications device capable of creating a written record and shall be deemed to have been given or made when delivered by hand or five (5) days after its deposit in the mail, first class or air postage prepaid or in the case of notice by such a telecommunication device, when properly transmitted; provided, however, that any notice, request, demand or other communication to the Administrative Agent shall not be effective until received.

         SECTION 11.3 Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         SECTION 11.4 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.5   Dealings with the Borrower.

         (a) Upon any application or demand by any Grantor to the Administrative Agent to take or permit any action under any of the provisions of any Collateral Document, such Grantor shall furnish to the Administrative Agent a certificate signed by an Authorized Officer of the Borrower and such Grantor and, if requested by the Administrative Agent, an opinion of counsel to the Grantor stating that all conditions precedent, if any, provided for in any Collateral Document relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of any Collateral Document, relating to such particular application or demand no additional certificate or opinion need be furnished.

         (b) Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of Authorized Officers of the Borrower and any Grantor delivered to the Administrative Agent.

         SECTION 11.6 Claims Against the Administrative Agent. Any claims or causes of action which the Secured Parties or the Grantors shall have against the Administrative Agent shall survive the termination of this Agreement and the release of the Collateral hereunder.

         SECTION 11.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Secured Parties and their respective successors and assigns, and nothing herein or in any other Collateral

Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of any Collateral Document or the Collateral.

         SECTION 11.8 Conflict with Other Agreements. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any of the other Collateral Documents the provisions of this Agreement shall control.

         SECTION 11.9 Governing Law. THE PROVISIONS OF THIS AGREEMENT SETTING FORTH THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE ADMINISTRATIVE AGENT HEREUNDER AND ALL OTHER PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK, EXCEPT WITH RESPECT TO THE PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS, WHICH SHALL BE GOVERNED BY THE LAWS OF THOSE JURISDICTIONS.

         SECTION 11.10 Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         SECTION 11.11 Consent to Jurisdiction; Waiver of Jury Trial. Each Grantor hereby irrevocably submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or any other Collateral Document, and each Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal or New York State court and each Grantor irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. As a method of service, each Grantor also irrevocably consents to the service of any and all process in any such actions or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to such Grantor, at its address specified in Section 11.2 or by certified mail direct to such address, such service to be effective upon such delivery or 5 days after such mailing. EACH GRANTOR AND THE ADMINISTRATIVE AGENT HEREBY WAIVES ALL RIGHT TO A JURY TRIAL IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

         SECTION 11.12 Intercreditor Agreement. Notwithstanding any provision to the contrary set forth herein, the enforcement of certain of the rights, interests and remedies existing on behalf of or available to the Administrative Agent or any Secured Party is expressly subject to the terms and conditions of the Intercreditor Agreement for so long as the Intercreditor Agreement shall be in effect.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                WESTPOINT STEVENS INC.


                                By:   /s/ Lester D. Sears
                                      ----------------------------------------
                                Name:  Lester D. Sears
                                Title:  Senior Vice President-Finance and
                                         Chief Financial Officer

                                WESTPOINT STEVENS STORES INC.
                                (f/k/a WestPoint Pepperell Stores, Inc.)


                                By:  /s/ Lester D. Sears
                                     -----------------------------------------
                                Name:  Lester D. Sears
                                Title:  Vice President

                                J.P. STEVENS & CO., INC.


                                By:  /s/ Lester D. Sears
                                     -----------------------------------------
                                Name:  Lester D. Sears
                                Title:  President



                                J.P. STEVENS ENTERPRISES, INC.

                                By:  /s/ Lester D. Sears
                                     -----------------------------------------
                                Name:  Lester D. Sears
                                Title:  President

                                WESTPOINT STEVENS INC. I
                                (f/k/a West Point-Pepperell Enterprises, Inc.)


                                By:  /s/ Lester D. Sears
                                     -----------------------------------------
                                Name: Lester D. Sears
                                Title:  President

                                LIEBHARDT INC.


                                By:   /s/ Lester D. Sears
                                      ----------------------------------------
                                Name:  Lester D. Sears
                                Title:  President

                                ALAMAC HOLDINGS INC.


                                By:   /s/ Lester D. Sears
                                      ----------------------------------------
                                Name: Lester D. Sears
                                Title:  President

                                BANKERS TRUST COMPANY,
                                as Administrative Agent


                                By: /s/ Gregory Maragni
                                  --------------------------------------------
                                Name:  Gregory Maragni
                                Title:  Director